SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 20, 2005
                                                        ------------------

                                   CHARTERMAC
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


              1-13237                                  13-3949418
              -------                                  ----------
     (Commission File Number)               (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 317-5700
                                                           --------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Trust Agreement Amendment
-------------------------

In conjunction with the Company's previously disclosed private offering on July 28, 2005, the Company's board of trustees, by unanimous consent dated July 26, 2005, created a class of preferred shares designated 4.40% Cumulative Perpetual Convertible Community Reinvestment Act Preferred Shares, Series A-1 ("Cumulative Preferred Shares"). On September 20, 2005, the Company's board of trustees unanimously resolved to amend the Company's Second Amended and Restated Trust Agreement (the "Trust Agreement") to append the certificate of designation for the Cumulative Preferred Shares (previously filed with the Commission as an exhibit to Form 8-K on August 3, 2005) to the Trust Agreement. In addition, the Company's board of trustees on September 20, 2005 unanimously resolved to amend
Section 6.7(d) of the Trust Agreement to correct a portion of such Section that is inconsistent with the remainder of the Trust Agreement. The Trust Agreement, as amended by Amendment No. 1 thereto, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Bylaw Amendment
---------------

On September 20, 2005, the board of trustees of the Company resolved to amend and restate the Company's Third Amended and Restated Bylaws to (i) clarify that the Company may adjourn meetings of the shareholders and the terms on which such adjournments may be effected; and (ii) reflect that Denise L. Kiley has retired as the Chief Credit Officer and a Managing Trustee of the Company effective June 30, 2005. The Company's Fourth Amended and Restated Bylaws is attached hereto as
Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits


(a).     Financial Statements
         --------------------

         Not Applicable

(b).     Pro Forma Financial Information
         -------------------------------

         Not Applicable

(c).     Exhibits
         --------

         99.1 CharterMac Second Amended and Restated Trust Agreement, as amended by Amendment No. 1 dated September 20, 2005.

         99.2 CharterMac Fourth Amended and Restated Bylaws.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 CharterMac
                                                 (Registrant)



                                                 BY:   /s/ Stuart J. Boesky
                                                       Stuart J. Boesky
                                                       Chief Executive Officer



         September 22, 2005